SUBJECT COMPANY:


	COMPANY DATA:

		COMPANY CONFORMED NAME:			JACK IN THE BOX INC
		CENTRAL INDEX KEY:			0000807882
		STANDARD INDUSTRIAL CLASSIFICATION:	RETAIL - EATING PLACES [5812]
		IRS NUMBER:					95-2698708
		STATE OF INCORPORATION:			DE
		FISCAL YEAR END:				1001


	FILING VALUES:

		FORM TYPE:		SC 13G/A
		SEC ACT:		1934 Act
		SEC FILE NUMBER:	001-9390
		FILM NUMBER:


	BUSINESS ADDRESS:

		STREET 1:		9357 SPECTRUM CENTER BLVD
		STREET 2:
		CITY:			SAN DIEGO
		STATE:		CA
		ZIP:		92123-1516
		BUSINESS PHONE:	858571212


	MAIL ADDRESS:

		STREET 1:		9357 SPECTRUM CENTER BLVD
		STREET 2:
		CITY:			SAN DIEGO
		STATE:		CA
		ZIP:		92123-1516

	FORMER COMPANY: JACK IN THE BOX INC/NEW/
	FORMER CONFORMED NAME: JACK IN THE BOX INC/NEW/
	DATE OF NAME CHANGE: 2022-01-27
	FORMER COMPANY: FOODMAKER INC/DE/
	FORMER CONFORMED NAME: FOODMAKER INC/DE/
	DATE OF NAME CHANGE: 1999-05-26



FILED BY:


	COMPANY DATA:

		COMPANY CONFORMED NAME:		LSV ASSET MANAGEMENT
		CENTRAL INDEX KEY:		0001050470
		IRS NUMBER:				23-2772200
		STATE OF INCORPORATION:		DE
		FISCAL YEAR END:			1231


	FILING VALUES:

		FORM TYPE:		SC 13G/A


	BUSINESS ADDRESS:

		STREET 1:		155 N. WACKER DRIVE
		STREET 2:		SUITE 4600
		CITY:			CHICAGO
		STATE:		IL
		ZIP:			60606
		BUSINESS PHONE:	3124602443


	MAIL ADDRESS:

		STREET 1:		155 N. WACKER DRIVE
		STREET 2:		SUITE 4600
		CITY:			CHICAGO
		STATE:		IL
		ZIP:			60606


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 13G/A


             INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT
           TO RULES 13d-1(b), (c) AND (d) AND AMENDMENTS THERETO FILED
                            PURSUANT TO RULE 13d-2(b)
                              (AMENDMENT NO. ___)*


                                JACK IN THE BOX INC
                                (Name of Issuer)


                      Common Stock, $0.10 par value per share
                         (Title of Class of Securities)


                                    466367109
                                 (CUSIP Number)



                                  June 30, 2025
             (Date of Event which Requires Filing of this Statement)

Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

      [X] Rule 13d-1(b)

      [] Rule 13d-1(c)

      [ ] Rule 13d-1(d)


1.    NAMES OF REPORTING PERSONS
      I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)
      LSV Asset Management
      23-2772200

2.    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (See Instructions)
                                                                         (a) [ ]
                                                                         (b) []

3.    SEC USE ONLY


4.    CITIZENSHIP OR PLACE OF ORGANIZATION
      State of Delaware

              5.     SOLE VOTING POWER
                    	489,382
  NUMBER OF
   SHARES     6.     SHARED VOTING POWER
BENEFICIALLY         0
  OWNED BY
    EACH      7.     SOLE DISPOSITIVE POWER
  REPORTING          842,421
   PERSON
    WITH      8.     SHARED DISPOSITIVE POWER
                     	0

9.    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
      842,421

10.   CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES (See
      Instructions)                                                          [ ]

11.   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)
      4.46%

12.   TYPE OF REPORTING PERSON (See Instructions)
      IA




ITEM 1(A).        NAME OF ISSUER.
                  JACK IN THE BOX INC

ITEM 1(B).        ADDRESS OF ISSUER'S PRINCIPAL EXECUTIVE OFFICES.
                  9357 SPECTRUM CENTER BLVD
                  SAN DIEGO, CA  92123-1516

ITEM 2(A).        NAMES OF PERSON FILING.
                  LSV ASSET MANAGEMENT

ITEM 2(B).        ADDRESS OF PRINCIPAL BUSINESS OFFICE OR, IF NONE, RESIDENCE.
                  155 N. WACKER DRIVE, SUITE 4600
	   		CHICAGO, IL  60606

ITEM 2(C).        CITIZENSHIP.
                  State of Delaware

ITEM 2(D).        TITLE OF CLASS OF SECURITIES.
                  Common Stock, $0.10 par value per share

ITEM 2(E).        CUSIP NUMBER.
                  466367109

ITEM 3.   IF THIS STATEMENT IS FILED PURSUANT TO RULE 13D-1(b), OR 13d-2(b) OR
          (c), CHECK WHETHER THE PERSON FILING IS A:

    (a) [ ]  Broker or dealer registered under Section 15 of the Exchange Act.

    (b) [ ]  Bank as defined in Section 3(a)(6) of the Exchange Act.

    (c) [ ]  Insurance company as defined in Section 3(a)(19) of the Exchange
             Act.

    (d) [] Investment company registered under Section 8 of the Investment Company Act.

    (e) [X ]  An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E);

    (f) [ ] An employee benefit plan or endowment fund in accordance with Rule 13d-1(b)(1)(ii)(F);

    (g) [ ] A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G);

    (h) [ ] A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;

    (i) [ ] A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act;

    (j) [ ]  Group, in accordance with Rule 13d-1(b)(1)(ii)(J).

ITEM 4.            OWNERSHIP.

                   (a)   Amount beneficially owned:  842,421 shares

                   (b)   Percent of class:  4.46%

                   (c)   Number of shares as to which the person has:

                         (i)   Sole power to vote or to direct
                               the vote:                              489,382
                         (ii)  Shared power to vote or to direct
                               the vote:                                      0
                         (iii) Sole power to dispose or to direct
                               the disposition of:                    842,421
                         (iv)  Shared power to dispose or to direct
                               the disposition of:                            0

ITEM 5.            OWNERSHIP OF FIVE PERCENT OR LESS OF A CLASS.

                   If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following [X].

ITEM 6.            OWNERSHIP OF MORE THAN FIVE PERCENT ON BEHALF OF ANOTHER
                   PERSON.

                   THE CLIENTS OF LSV ASSET MANAGEMENT, INCLUDING FUNDS AND/OR MANAGED ACCOUNTS, HAVE THE RIGHT TO RECIEVE OR THE POWER TO DIRECT THE RECEIPT OF DIVIDENDS FROM,
	 	   OR THE PROCEEDS FROM THE SALE OF, SECURITIES
		   OF THE ISSUER.

ITEM 7. IDENTIFICATION AND CLASSIFICATION OF THE SUBSIDIARY WHICH ACQUIRED THE SECURITY BEING REPORTED ON BY THE PARENT HOLDING COMPANY OR CONTROL PERSON.

                   N/A

ITEM 8.            IDENTIFICATION AND CLASSIFICATION OF MEMBERS OF THE GROUP.

                  N/A

ITEM 9.            NOTICE OF DISSOLUTION OF GROUP.

                   N/A

ITEM 10.           CERTIFICATIONS.

    By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.


                                    SIGNATURE

            After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

						Date: August 8, 2025


                                    LSV ASSET MANAGEMENT



                                    By: Josh O'Donnell
                                    Title:Chief Compliance Officer